Exhibit 10.1

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

Private National Mortgage Acceptance Company, LLC (“PNMAC”) and PennyMac Financial Services, Inc. (“PFSI”), each having a principal place of business at 3043 Townsgate Road, Westlake Village, CA 91361, and Stanford L. Kurland (“Executive”) hereby amend the Employment Agreement they made on the 8th day of December, 2015 (the “Agreement”) as follows:

In Section 2 of the Agreement, the first sentence is amended to state:  “Executive shall be employed by PNMAC as the Executive Chairman of PFSI, and shall perform the usual and customary duties of such office.”

All other provisions, terms and conditions of the Agreement remain unchanged and in full force and effect.

In Witness Whereof, the parties hereto have executed this First Amendment to the Agreement as of April 5, 2017.

PRIVATE NATIONAL mORTGAGE ACCEPTANCE COMPANY, LLC:	PENNYMAC FINANCIAL SERVICES, INC.:

By: /s/ Jeffrey P. Grogin	By: /s/ Jeffrey P. Grogin
Name: Jeffrey P. Grogin	Name: Jeffrey P. Grogin
Title: Senior Managing Director and Chief Administrative and Legal Officer	Title: Senior Managing Director and Chief Administrative and Legal Officer

Executive

/s/ Stanford L. Kurland
Stanford L. Kurland

4846-0558-2403